Other Gains / (Losses)	12 Months Ended
Jun. 30, 2019
OTHER GAINS / (LOSSES)
Other Gains / (Losses)

7.	OTHER GAINS / (LOSSES)

	Consolidated
	2019	2018	2017
	A$	A$	A$
Net foreign exchange gains/(losses)	92,518	—	—
Net impairment losses(1)	(500,000)	—	—
Total other gains / (losses)	(407,482)	—	—

(1) In August 2018, the Company invested $250,000 into Swisstec towards the proposed joint venture to enable the Company and Swisstec to collaborate to develop a medical and health service platform using blockchain technology. The Company has recorded an impairment against the investment during the financial year ended June 30, 2019, due to cessation of activities in relation to the joint venture.

(1) In December 2018, Genetic Technologies Limited entered and invested $250,000 into a Joint Venture agreement with Blockshine Health Pty Ltd. with an ownership of 49%. The Company has recorded an impairment against the investment during the financial year ended June 30, 2019, due to the cancellation of the project.